© 2014 Cognizant September 15, 2014 COGNIZANT TO ACQUIRE TRIZETTO Exhibit 99.2

2 Today’s Presenters Francisco D’Souza CEO Gordon Coburn President Karen McLoughlin CFO Jude Dieterman President and COO of TriZetto © 2014 Cognizant

© 2014 Cognizant 3
Safe Harbor
This presentation includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995 including with respect to the consummation of and financing for the acquisition of TriZetto, the timing of the closing, the transaction being accretive to
Cognizant’s non-GAAP EPS, the effect of the acquisition on our ability to be more competitive in future deal opportunities and positively impact our future financial performance and with respect to potential revenue synergies, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate.  Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the risk that we may not be able to consummate or obtain the expected financing for the transaction with
TriZetto, the risk that we will not successfully integrate TriZetto into our business, the risk that we will not achieve the expected benefits of the acquisition of TriZetto and the factors discussed in our most recent Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

© 2014 Cognizant
Transaction
• Cognizant to acquire TriZetto
• TriZetto is a leading provider of healthcare software and solutions
• Purchase price of $2.7 billion in cash, subject to customary adjustments
• Closing anticipated in Q4, subject to customary closing conditions
Strategic
Rationale
• Creates a fully-integrated leader in healthcare technology and operations
• Builds on long existing relationship
• Accelerates our ability to address evolving client needs in a dynamic industry
• Consistent with our Three Horizon strategy
Financial
Impact
• ~$1.5 billion of potential revenue synergies cumulatively over five years
• Neutral to positive impact on Cognizant’s long-term growth and margin profile
• Expected to be immediately accretive to non-GAAP EPS
Financing
• Cash on hand and debt
• $1 billion transaction financing commitment in place
• Long-term financing expected to be in place at closing or shortly thereafter
• No change to overall approach to capital allocation
What we are announcing today

© 2014 Cognizant 5
Healthcare today: innovation + structural change
• Significant portion of US economy
• $2.7 trillion annual healthcare spend
• Rapidly Expanding Service and Technology Market
• Affordable Care Act and growth in Medicare and Medicaid
• Emerging Opportunities
• Provider groups becoming risk bearing entities; need administrative capability
• Shift from defined benefit to defined contribution
• Increased Focus on Scale and Efficiency
• Changing regulatory dynamics creating competition and price pressure
• Innovation Wins
• Structural changes such as exchanges and high deductible health plans driving the need for new solutions
Healthcare constituents need integrated technologies and services that drive efficiency, speed-to-market and innovation to meet changing landscape

TriZetto at a glance
• Software and solutions addressing the needs of all
key segments of the healthcare value chain
• core administration solutions for ~350 payers
with 180 million covered lives
• SaaS-based revenue cycle management
(RCM) solutions for 245,000+ providers
• Attractive revenue profile
• Deep domain expertise
• Strong financial performance*
• $711 million LTM revenue
• 18.4% non-GAAP LTM operating margin
• ~3,700 employees in U.S. and India
Revenue by Client
Revenue by Type
Revenue by Product
* LTM ended June 30, 2014. Non-GAAP adjustments exclude stock-based compensation costs and acquisition related expenses.
80%
20%
Payer
Provider
66%
34%
Recurring
Non-Recurring
40%
23%
13%
5%
20%
Payer Software
Consulting
Hosting
BPO
Provider SaaS
© 2014 Cognizant
Payers:
Providers:

© 2014 Cognizant 7
Complementary capabilities and a shared vision
• Clients are demanding
integrated solutions at a lower
cost
• “As-a-service” delivery platform
for payers and providers
• Enhances our competitiveness
in important integrated deal
opportunities
Data Systems
Process People

Creating an integrated healthcare leader
Cognizant today
16 of
top 20
US Health
Plans
4 of
top 5
US
PBMs
28 of
top 30
Pharma
companies
9 of
top 10
Biotech
companies
12 of
top 15
Medical Device
companies
TriZetto is highly complementary
• Payer software and solutions
• #1 in private enterprises
• #1 in fast-growing government
programs
• Provider RCM solutions
• 245,000+ providers
• #1 in rapidly emerging risk-bearing
provider segment
• Access to new markets
• National and regional payers
8 © 2014 Cognizant

9 Integrated stack for the healthcare industry Consulting BPS Software / IP Hosting / Infrastructure SI / Applications TriZetto Cognizant Healthcare Combined © 2014 Cognizant

Key healthcare constituencies supported
Payers
• Health plans
• Health insurers
• Third-party administrators
• HMOs
Providers
• Hospitals
• Health systems
• Physicians
• Pharmacists
• Dentists
• Optometrists
Consumers
• Health plan members
• Enrollees
• Beneficiaries
• Employees
Financers of Care
• Employers
• CMS
• State Medicaid & other
state healthcare
organizations
Brokers
• Insurance agents
• Employee benefits
consultants
© 2014 Cognizant

Adjudicate claims
Contract for care, model provider contracts,
service providers
Design & provide
benefits to enrollees,
Send enrollments
and premium
payments for
covered members
Pay brokers
commissions
Customer
service; care
management;
disease
management
Accept
enrollments
and benefits

Payer solutions overview
Manage / authorize care to be provided to members
enroll members, bill for
premiums
© 2014 Cognizant
Consumers
Payers
Providers
Brokers
Financers of Care

Payers
Consumers
Providers
Issue patient bills /
statements / eStatements
Collect and post patient
payments
Validate payment accuracy and
automate appeals

Provider solutions overview
Receive payment for claims
submitted & post to PM system
© 2014 Cognizant

Cognizant and TriZetto have a long-standing
relationship
• Rich experience providing end-to-end consulting, implementation, configuration, operations and maintenance services
• Cognizant has a significant talent pool of IT and business expertise on
TriZetto platforms
• 1,200+ TriZetto-experienced resources
• Dedicated healthcare product consulting group
• Systems integration
• Significant overlap of large common clients
• 30+ clients covering more than 50 million lives on TriZetto platforms across various service lines
© 2014 Cognizant

Approximately $1.5+ billion potential revenue
synergies cumulatively over next 5 years
Time
Impact
$500M –
$1B
Systems Integration
IT IS / Hosting
Payer BPS / Provider RCM
Integrated deal opportunities
$200 –
$300M
$300 –
$400M
$200 –
$300M
© 2014 Cognizant

Balance
Sheet
• Transaction financed with cash on hand and debt
• $1 billion transaction financing commitment in place
• Long-term financing expected to be in place at closing or shortly thereafter
Capital
Allocation
• Significant financial flexibility with ample liquidity post-closing
• Capital allocation model remains intact
• Continued share repurchase in accordance with current authorization of $2 billion, which expires on Dec 31, 2015
• We do not expect additional large scale M&A in the foreseeable future
Balance sheet and capital allocation
15 © 2014 Cognizant

16 © 2014 Cognizant